Provisions	12 Months Ended
Dec. 31, 2025
Provisions
Provisions

21.  PROVISIONS

Company and its subsidiaries are involved in certain legal and administrative proceedings at various courts and government bodies, arising in the normal course of business, regarding employment-law, civil, tax, environmental and regulatory matters, and other issues.

Company and its subsidiaries recorded provisions for contingencies in relation to the legal actions in which, based on the assessment of the Company’s management and supported from its legal advisors, the chances of loss are assessed as ‘probable’ (i.e. an outflow of funds to settle the obligation will be necessary), as follows:

	Labor	Civil		Tax	Regulatory	Others	Total
		Costumer relations	Other civil actions
Balance on December 31, 2022	415	42	36	1,474	48	14	2,029
Additions	146	65	24	147	9	18	409
Reversals	(26)	(10)	(1)	(2)	-	(10)	(49)
Settled	(103)	(52)	(19)	(1)	(4)	(10)	(189)
Balance on December 31, 2023	432	45	40	1,618	53	12	2,200
Additions	194	178	43	45	6	42	508
Reversals	(17)	-	-	(576)	(1)	(4)	(598)
Settled	(142)	(72)	(21)	(5)	(1)	(16)	(257)
Balance on December 31, 2024	467	151	62	1,082	57	34	1,853
Additions	227	164	23	291	15	58	778
Reversals	(27)	(58)	(18)	-	(12)	(9)	(124)
Settled	(169)	(54)	(11)	(4)	(11)	(16)	(265)
Balance on December 31, 2025	498	203	56	1,369	49	67	2,242

There are lawsuits whose expected loss is considered possible, since the Company's and its subsidiaries' legal advisors, as follows:

	Possible loss
	Dec. 31, 2025	Dec. 31, 2024
Labor	1,354	1,042
Civil
Costumer relations	1,140	743
Other civil actions	747	637
	1,887	1,380

Tax	3,212	3,329
Regulatory	3,486	3,595
Others	2,339	2,114
Total	12,278	11,460

The Company and its subsidiaries’ management, in view of the extended period and the Brazilian judiciary, tax and regulatory systems, believes that it is not practical to provide information that would be useful to the users of this financial statements in relation to the timing of any cash outflows, or any possibility of reimbursements.

The Company and its subsidiaries believe that any disbursements in excess of the amounts provisioned, when the respective claims are completed, will not significantly affect the Company and its subsidiaries’ result of operations or financial position.

The main provisions and contingent liabilities are provided below, with the best estimation of expected future disbursements for these contingencies.

Tax

The Company (CEMIG) and its subsidiaries are parties to administrative and judicial proceedings related to taxes, in which matters are discussed, among others, regarding the Rural Land Tax (ITR), Tax on Transmission by Death and Donations of Any Assets or Rights (ITCD), the Social Integration Program (PIS), the Social Security Financing Contribution (COFINS), Corporate Income Tax (IRPJ), Social Contribution on Net Income (CSLL), and motions to stay fiscal execution. The amount of the contingency is R$412 (R$469 as of December 31, 2024), of which R$8 (R$6 as of December 31, 2024) has been provisioned, this being the estimated probable outflow required to settle these matters.

In addition to the matters mentioned above, the Company and its subsidiaries are parties to various lawsuits discussing the non‑incidence of the Urban Land Tax (IPTU) on properties linked to the public service concession. The amount of the contingency is R$212 (R$190 as of December 31, 2024), of which R$3 has been provisioned (R$3 as of December 31, 2024), this being the estimated probable outflow required to settle these matters. The Company has been successful in its efforts to suspend the enforceability of the IPTU tax credit, having obtained favorable decisions in some cases, which was the main factor leading to the reduction in the contingency amount.

Social Security Contributions – Profit Sharing (PLR)

The Brazilian Federal Revenue Service (RFB) initiated administrative and judicial proceedings against the Company with respect to social security contributions on the payment of Profit Sharing (PLR) to its employees between 1999 and 2016, alleging that the Company failed to comply with the requirements of Law No. 10,101/2000 by not establishing clear and objective rules in advance for the distribution of such amounts. In August 2019, the Federal Regional Court of the 1st Region issued an unfavorable decision to the Company on the matter. Consequently, based on the opinion of its legal advisors, the Company reassessed the probability of loss for certain PLR payments from possible to probable, while maintaining the classification of possible for the remaining amounts, as it believes it has substantive arguments for defense.

The amount of these contingencies is R$2,042 (R$1,889 as of December 31, 2024), of which R$1,011 (R$926 as of December 31, 2024) has been provisioned, this being the estimated probable outflow required to settle these matters.

Annual Bonus Indemnity (Indenização do Anuênio)

The Company paid indemnities to employees in 2006 totaling R$178 in exchange for rights related to future “anuênios” (annual tenure-based additions) that would be incorporated into salaries. The Company did not withhold income tax or social security contributions on this amount, considering that such obligations do not apply to indemnity payments. However, due to the controversy and to mitigate the risk of future penalties, CEMIG and its subsidiaries filed lawsuits seeking recognition of the non‑taxation of such indemnities, segregating discussions between Income Tax and Social Security contributions and making judicial deposits in each proceeding, totaling R$122, which is considered sufficient to settle the legal claims.

In the lawsuit regarding the incidence of Social Security Contributions on the anuênios, a judicial decision prevented an appeal from being heard by the Supreme Federal Court (STF), leaving the matter to be examined by the Superior Court of Justice (STJ). In 2022, the STJ issued a decision not recognizing the Company’s Special Appeal, and as a result, the probability of loss for this proceeding was changed from possible to probable. In December 2025, the lawsuit regarding the incidence of Income Tax on the payments made by the Company to its employees had its probability of loss reassessed from possible to probable, due to a decision by the 3rd Panel of the Federal Regional Court (TRF) of the 6th Region, which upheld the tax assessment on the grounds that the amount paid for the suspension of the anuênio right falls under the constitutional definition of income. Both actions have judicial deposits equal to the provisioned amounts. The total amount of these contingencies is R$350 (R$332 as of December 31, 2024), of which R$349 (R$148 as of December 31, 2024) has been provisioned.

Non‑approval of Tax Credit Offsets

The Brazilian Federal Revenue Service did not approve tax credit offset declarations relating to negative balances in corporate tax filings (DIPJ), as well as excess payments identified in DARFs and/or DCTFs, involving the following taxes: IRPJ, CSLL, PIS/Pasep and Cofins. The Company and its subsidiaries are contesting the disallowance of these offsets. The amount of this contingency is R$191 (R$229 as of December 31, 2024), based on compliance with the legal requirements provided for in the National Tax Code (CTN).

Social Security Contributions (general)

The Brazilian Federal Revenue Service initiated administrative proceedings against CEMIG and its subsidiaries concerning social security contributions over various payment items: employee meal program (PAT), education allowance, meal allowance, special retirement premium, overtime payments, occupational hazard exposure, Sest/Senat contributions, and fines for failure to comply with ancillary obligations. CEMIG and its subsidiaries submitted their defenses and await judgment. The amount of this contingency is R$173 (R$159 as of December 31, 2024). The Company assessed the probability of loss as possible, based on judicial precedents and the evaluation of its legal advisors.

Withholding Income Tax (IRRF) on Capital Gains from Corporate Transaction

The Brazilian Federal Revenue Service issued a tax assessment against CEMIG as jointly liable with its subsidiary and Parati S.A. Participações em Ativos de Energia Elétrica (Parati), regarding Withholding Income Tax (IRRF) levied on the capital gain from a corporate transaction involving the purchase by Parati and sale by Enlighted, on July 7, 2011, of 100% of the shares of LUCE LLC (a Delaware‑based company), owner of 75% of Luce Brasil Fundo de Investimento em Participações (FIP Luce), which indirectly holds, through Luce Empreendimentos e Participações S.A., approximately 13.03% of the total and voting capital of Light S.A. (Light). The amount of this contingency is R$307 (R$289 as of December 31, 2024) and the probability of loss has been assessed as possible.

Social Contribution on Net Income (CSLL)

The Brazilian Federal Revenue Service issued tax assessments against CEMIG and its subsidiaries for the fiscal years 2008 to 2018 for failure to add or improper deduction of amounts in the CSLL tax base, particularly relating to: (i) taxes with suspended enforceability; (ii) donations and sponsorships (Law 8,313/91); (iii) fines for infractions of various types; (iv) goodwill amortization; and (v) expenses with technological innovation. The amount of this contingency is R$570 (R$508 as of December 31, 2024). The Company evaluated the tax treatments adopted, determined that they may be challenged by tax authorities, and concluded that it is more likely than not that they will be accepted.

ICMS – Tax on Circulation of Goods and Services

Between December 2019 and December 2021, the Minas Gerais State Treasury issued six tax assessments against Gasmig totaling R$357, relating to the reduction of the ICMS tax base on the sale of natural gas to consumers from December 1, 2014 to September 30, 2021, alleging a discrepancy between Gasmig’s calculation method and the tax authority’s interpretation. The assessments include R$124 in principal, R$201 in fines, and R$32 in interest. In July 2021, Gasmig filed a lawsuit to annul the tax debt against the State of Minas Gerais. The assessments are suspended pending judgment.

Given that the State of Minas Gerais did not contest Gasmig’s calculation methodology for more than 25 years, management, together with legal counsel, considers that Article 100, III of the National Tax Code may be invoked to avoid the application of penalties and interest; therefore, the probability of loss related to these amounts is remote. Regarding the discussion on the difference in ICMS amounts calculated by Gasmig versus the new interpretation by the state tax authority, the probability of loss was considered possible. As of December 31, 2025, the Company obtained favorable decisions for the initial claims, and the probability of loss was classified as remote; the estimated amount of the contingency was R$261 as of December 31, 2024.

Interest on Equity (JCP)

The Company filed a Writ of Mandamus, with a request for injunction, seeking the right to deduct, from the IRPJ and CSLL tax base, the expenses related to Interest on Equity (“JCP”) in the fourth quarter of 2020. These interest amounts were calculated based on periods preceding the actual payments, specifically the first and second quarters of 2020. In addition, the Company seeks to dismiss alleged IRPJ and CSLL tax credits related to the portion not collected due to the deduction of such financial expense, including related penalties.

A judicial deposit has been made in the amount of R$97 (R$88 as of December 31, 2024). The contingency amounts to R$88 (R$80 as of December 31, 2024). The Company evaluated the tax treatments adopted and concluded that they are more likely than not to be accepted by the tax authority.

Reversal of PIS/Pasep and Cofins Credits

In August 2021, the Brazilian Federal Revenue Service issued two tax assessments concerning PIS/Pasep and Cofins calculations for taxable events occurring between August 2016 and December 2017, alleging insufficient payment of such contributions due to the supposedly improper crediting of Proinfa‑related expenses and the absence of reversal of credits related to non‑technical losses. The Company is contesting the assessments. The amount of the contingency is R$237 (R$216 as of December 31, 2024) and the probability of loss has been classified as possible due to the limited judicial precedent on the matter.

Labor

CEMIG and its subsidiaries are parties to several lawsuits filed by their employees and by employees of outsourced service providers. These lawsuits generally relate to overtime pay, additional compensation, termination benefits, various employee benefits, salary adjustments, and related effects on supplementary pension plans. In addition to these claims, there are other lawsuits concerning workforce outsourcing, supplementation and recalculation of retirement pensions by Forluz, and salary adjustments.

The total amount of contingencies is R$1,574 (R$1,409 as of December 31, 2024), of which R$498 have been recognized as provisions (R$467 as of December 31, 2024). This amount represents management’s best estimate of the probable outflow of resources required to settle these matters.

Outsourcing

The Company is a party to two labor claims filed by labor unions that seek the recognition of unlawful outsourcing and, consequently, the equalization of rights between outsourced workers and the Company’s own employees. The contingency amount related to these claims is estimated at R$278 (R$100 as of December 31, 2024).

The probability of loss has been classified as possible, since the current court decisions in these cases are favorable to the Company and the Brazilian Supreme Federal Court (Supremo Tribunal Federal – STF) has established its understanding in the judgments of Theme 725 and ADPF 324, which recognize the lawfulness of outsourcing regardless of whether it involves core or non-core activities.

Civil

Customers claims

CEMIG and its subsidiaries are parties to various civil lawsuits related to claims for moral and material damages arising mainly from irregularities in consumption metering and undue charges during the ordinary course of business, totaling R$729 (R$492 as of December 31, 2024), of which R$138 (R$94 as of December 31, 2024) has been provisioned, this being the estimated probable outflow necessary to settle these matters.

Relations with Large Consumers – Purchase and Sale of Electric Energy

In June 2024, the probability of loss was reassessed from possible to probable in an ordinary civil action filed against CEMIG GT, which seeks the annulment of the contractual termination penalty clause relating to the purchase and sale of electric energy in the free market, as well as the reimbursement of the amounts paid by the plaintiff. Additionally, the request to reduce the amount of the termination penalty and to exclude the incidence of the “spread” in the calculation of the debt was partially granted. The amount of the obligation, recalculated after the decision, is R$66 (R$57 as of December 31, 2024).

Provision of Electric Energy Supply Services

A Public Civil Action was filed jointly by the State Public Prosecutor’s Office and the Federal Public Prosecutor’s Office against the Company and ANEEL, requesting that the municipality of Uberlândia ensure that consumer service for electric energy supply meets the standards established by the legal system, the prevention of blackouts and voltage fluctuations in the supply of electric energy, on‑site inspections in the transmission and distribution of electric energy, and compensation for collective moral damages, totaling R$398 (R$345 as of December 31, 2024), with the probability of loss assessed as possible.

Electric Energy Supply

In June 2025, the Public Prosecutor’s Office of the State of Minas Gerais (MPMG) filed a public civil action requesting that the Company be ordered to pay compensation for collective moral damages, in addition to being required to implement improvements in the electric energy supply service in a municipality in the state. The claim is based on allegations of repeated and prolonged failures in energy supply in several locations within the municipality. The amount of the contingency, as of December 31, 2025, is R$151, with the probability of loss assessed as possible.

Other Civil Actions

CEMIG and its subsidiaries are parties to various civil actions in which claims are made for moral and material damages, among others, arising from incidents occurring during the ordinary course of business, totaling R$802 (R$698 as of December 31, 2024), of which R$55 (R$62 as of December 31, 2024) has been provisioned, this being the estimated probable outflow necessary to settle these matters.

Regulatory

CEMIG and its subsidiaries are parties to various administrative and judicial proceedings in which the following matters are mainly challenged: (i) tariff charges billed in invoices related to the use of the distribution system by self‑producers; and (ii) the violation of continuity indicator targets in the provision of electric energy supply services. The amount of the contingency is R$954 (R$637 as of December 31, 2024), of which R$31 (R$29 as of December 31, 2024) has been provisioned, this being the estimated probable outflow required to settle these matters.

Tariff Increase – Plano Cruzado

CEMIG and its subsidiaries are defendants in lawsuits challenging the tariff increases authorized by DNAEE Ordinances 38/86 and 45/86, which occurred during the Federal Government’s economic stabilization program known as “Plano Cruzado” in 1986. Consequently, the plaintiffs request reimbursement of the excess amounts paid during the period in question, given that the illegality of the tariff increases has been settled by the Superior Court of Justice (STJ) in Repetitive Theme 319. Currently, most of the lawsuits in this discussion are in the phase of calculating the amounts to be reimbursed. Accordingly, the amount of the contingency is estimated at R$57 (R$67 as of December 31, 2024), of which R$16 (R$27 as of December 31, 2024) has been provisioned.

Public Lighting Contribution (CIP)

CEMIG and its subsidiary CEMIG D are parties to various lawsuits seeking the annulment of clauses in the Electric Energy Supply Contracts for public lighting entered into between the Company and various municipalities within its concession area, and the reimbursement of the difference in amounts charged over the past 20 years, should the courts rule that such charges were improper. The lawsuits are based on an alleged error by the Company in the time estimate used to calculate the electric energy consumption for public lighting funded by the CIP.

The Company believes it has substantive legal arguments to defend itself in these proceedings, having even obtained a partially favorable decision, and therefore no provision has been recorded for this matter, whose estimated amount is R$1,787 (R$1,672 as of December 31, 2024), with the probability of loss classified as possible due to the inapplicability of the Consumer Protection Code to this case, as it is subject to specific regulation of the electric sector under ANEEL Resolutions 414 and 456.

Accounting of Energy Sale Operations by the Electric Energy Trading Chamber (CCEE)

AES Sul Distribuidora has contested, in court since August 2002, the accounting criteria for energy sale transactions in the Wholesale Energy Market (MAE), the predecessor of the Electric Energy Trading Chamber (CCEE), during the rationing period, and obtained a preliminary injunction in February 2006 ordering ANEEL to comply with the distributor’s request and to carry out, with CCEE, the re‑accounting and settlement of the transactions during the rationing period, disregarding Decision No. 288/2002.

Such measure would have been implemented at CCEE beginning in November 2008 and would have resulted in an additional disbursement for the Company related to energy purchases in the short‑term market through CCEE. In June 2025, a judicial decision was issued with votes favorable to the Company’s arguments, and the probability of loss was reassessed from possible to remote. The amount of the contingency was R$681 as of December 31, 2024.

Discussion Regarding Energy Billing

During 2022, one of the Company’s customers initiated an arbitration proceeding seeking amendments to contractual clauses and questioning the incidence of certain taxes on the amounts billed in electric energy invoices. In September 2022, the Company was duly notified of a judicial decision granting an injunction ordering the Company to issue invoices for the energy supply contract in accordance with the customer’s request. After the arbitration proceeding was initiated and the parties were heard, in January 2023, the Tribunal revoked the previous decision and ordered the reinstatement of the contractual billing methodology, as well as the payment of the amounts not billed due to the injunction initially granted in favor of this customer.

The arbitration proceeding remains ongoing, in which the customer continues to challenge the matters mentioned above. The Company will file a request for clarification with respect to the partial arbitral award that has been rendered. Should all of the customer’s claims be upheld, the Company would be required to reimburse the difference between the contractually agreed amounts and the adjustments sought by the customer, which totaled R$356 as of December 31, 2025 (R$275 as of December 31, 2024). Management, supported by its legal advisors, has classified the probability of loss as possible.

Administrative Penalty

The Company and its subsidiary filed a lawsuit to annul an administrative act, with a request for injunctive relief, against the Brazilian Electricity Regulatory Agency (ANEEL), seeking to cancel sanctions, warnings, and fines totaling R$26 arising from Infraction Notice No. 076/2013 – SEF/ANEEL. The expected disbursement is estimated at R$189 (R$156 as of December 31, 2024), and the probability of loss is assessed as possible. The case is pending judicial ruling.

Arbitration Proceeding

The Company is a defendant in an arbitration proceeding related to a dispute involving a contract for the purchase and sale of electric energy in the free market. Among the issues under discussion are the billing method, overdue invoices, and whether the contract remains in force. For the latter, if the contract is no longer in effect, responsibility for its termination will need to be determined. The contingency is estimated at R$190 (R$163 as of December 31, 2024), management, supported by its legal advisors, has classified the probability of loss as possible.

Other legal actions in the normal course of business

CEMIG and its subsidiaries are involved, as plaintiff or defendant, in other disputes, including environmental claims, removal of residents from risk areas, and indemnifications for contractual terminations of lesser relevance, all related to the ordinary course of operations, totaling an estimated R$987 (R$792 as of December 31, 2024), of which R$51 (R$22 as of December 31, 2024) has been provisioned, this being the estimated probable outflow of resources to settle these matters.

Accounts Receivable from the State of Minas Gerais – AFAC

CEMIG Holding has a receivable recognized in non‑current assets, amounting to R$13 as of December 31, 2025 (R$13 as of December 31, 2024), related to amounts receivable from the Government of the State of Minas Gerais arising from the refund of an administrative deposit related to the discussion on the monetary restatement criterion applied to AFAC in prior years, which was formalized through the signing of the Debt Recognition Agreement (TRD).

CEMIG Holding withheld the remaining portion from dividends paid to the Government of the State of Minas Gerais on June 30, 2021, and is awaiting developments before the Chamber for Administrative Conflict Prevention and Resolution (CPRAC).

If no solution is reached through CPRAC and a judicial action is subsequently filed to discuss the merits relating to the monetary restatement criterion applied to AFAC in the past, Management, supported by its legal advisors, has classified the probability of loss as possible. The estimated amount of the contingency, as of December 31, 2025, was R$278 (R$278 as of December 31, 2024).

Breach of Contract

The Company and its subsidiaries are involved in administrative proceedings arising from alleged breaches of contracts related to the ordinary course of business. In 2025, these actions showed an increase in the amount of the contingency due to the ratification of expert calculations. The amount of the contingency, as of December 31, 2025, is R$297 (R$200 as of December 31, 2024), with the probability of loss assessed as possible.

Volta do Rio

The Company and its subsidiary Volta do Rio are defendants in a notice of infraction issued in 2022 by the Federal Heritage Secretariat (SPU/CE), which concluded that landfills, embankments, and towers installed for the operation of the Volta do Rio wind generation system were located within a beach area. As a result, penalties were imposed on the Volta do Rio Wind Farm, including: (i) demolition and/or removal of structures and equipment if not subject to regularization; and (ii) a monthly fine for each square meter affected by the installations. Volta do Rio Wind Farm filed a defense and an administrative appeal. The contingency calculation considers the monthly fine applied per square meter of the areas filled, built, or where works, fences, or installations related to the wind farm were carried out. The amount of the contingency, as of December 31, 2025, is R$593 (R$311 as of December 31, 2024), with the probability of loss assessed as possible.

Luz para Todos Program

The Company is involved in disputes concerning alleged losses arising from supposed contractual breaches during the implementation of part of the rural electrification program Luz para Todos. The estimated amount is R$3 (R$344 as of December 31, 2024), of which R$3 (R$0.154 as of December 31, 2024) has been provisioned, this being the estimated probable outflow to settle these matters.

The reduction in the contingent liability is due to the judgment of appeals in one of the cases within the “Luz para Todos” group, in which the Court of Justice of the State of Minas Gerais (TJMG) assigned to the Company the tax burden relating to the ISSQN difference arising from the increase in the tax base, with the probability of loss reassessed from possible to probable for the amount of R$3 as of December 31, 2025. On the other hand, the Company’s responsibility for alleged contractual imbalance was dismissed, with the probability of loss reassessed from possible to remote for the amount of R$341, in 2025, from the total of R$344 as of December 31, 2024.

Removal of Housing Units under High‑Voltage Transmission Lines

CEMIG and its subsidiaries are defendants in various lawsuits concerning requests for socioeconomic registration, removal, resettlement, and, in some cases, indemnification for reoccupation of degraded areas resulting from occupation, particularly in the municipalities of Belo Horizonte and Santa Luzia. The Company believes that municipalities are responsible for urban planning, housing policies, and, consequently, the obligation to survey families living under the Company’s transmission lines and to carry out resettlement. The contingency values for these cases are based on the claims filed by the Public Prosecutor’s Office. The amount of the contingent liability under discussion was estimated at R$250 as of December 31, 2025 (R$223 as of December 31, 2024), of which R$14 (R$12 as of December 31, 2024) has been provisioned.

Accounting policy

Provisions are recognized by the Company when: (i) there is a present obligation resulting from a past event; (ii) it is more likely than not that an outflow of financial resources will be required to settle the obligation; and (iii) a reliable estimate of the amount of the obligation can be made.

Estimations and judgments

The amounts are recognized only in operating expenses, and situations such as the following are observed: (i) amounts related to expropriation and the establishment of easements do not affect the Company’s profit or loss, since the disbursement is treated as an investment in the acquisition of property; (ii) administrative proceedings, in which discussions occur at the administrative level, are assessed in terms of their probability of loss at the judicial level; (iii) the amount assumed in legal proceedings related to consortiums refers to the Company’s contractual ownership interest and will receive the same accounting treatment applied to other proceedings; and (iv) significant proceedings that have judicial deposits as collateral are provisioned based on the updated balance of the deposit made only when such deposit represents the probable cash outflow to settle the obligation and no additional cash outflow is expected.

With respect to contingent liabilities, these represent a possible obligation that arises from past events, whose existence will be confirmed only by the occurrence or non‑occurrence of one or more uncertain future events not wholly within the Company’s control. Such an obligation is not recognized, as it is not probable that an outflow of economic resources will be required to settle the obligation, but it is disclosed in the notes to the financial statements. The disclosure includes a brief description of the nature of the contingent liability, an indication of the uncertainties related to the amount of the potential outflow, or the amount of any expected reimbursement, when applicable